UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
________________

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest Event
Reported): April 18, 2007

Alternative Loan Trust 2007-OA7
(Exact name of the issuing entity)
Commission File Number of the issuing entity:  333-131630-96

CWALT, Inc.
(Exact name of the depositor as specified in its charter)
Commission File Number of the depositor:  333-131630

Countrywide Home Loans, Inc.
(Exact name of the sponsor as specified in its charter)

Delaware	87-0698307
(State or other jurisdiction	(IRS Employer
of incorporation of the depositor)	Identification No. of the depositor)

4500 Park Granada
Calabasas, California	91302
(Address of Principal	(Zip Code)

 Executive Offices of the depositor)

The depositor’s telephone number, including area code (818) 225-3237

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any following provisions:

[  ]           Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ]           Soliciting material pursuant to Rule 14a-12(b) under the Exchange Act (17 CFR 240.14a-12(b))

[  ]           Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act(17 CFR 240.14d-2(b))

[  ]           Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act(17 CFR 240.13e-4(c))

EXPLANATORY NOTE

Alternative Loan Trust 2007-OA7 is filing this report on Form 8-K/A to provide disclosure with respect to the direct servicers of the Mortgage Loans following the transfer of all Supplemental Mortgage Loans during the Funding Period.

This Form 8-K/A does not otherwise amend the Form 8-K filed on April 20, 2007.

Section 8.     Other Events

Item 8.01               Other Events.

On March 30, 2007, CWALT, Inc. (the “Company”) entered into a Pooling and Servicing Agreement, dated as of March 1, 2007 (the “Pooling and Servicing Agreement”), by and among the Company, as depositor, Countrywide Home Loans, Inc., as a seller, Park Granada LLC, as a seller, Park Monaco Inc., as a seller, Park Sienna LLC, as a seller, Countrywide Home Loans Servicing LP, as master servicer, and The Bank of New York, as trustee, providing for the issuance of the Mortgage Pass-Through Certificates, Series 2007-OA7.

Mortgage Loan Statistics

The tables attached hereto as Exhibit 99.1 describe characteristics of the final mortgage pool following the transfer by the Sellers to the Company of all Supplemental Mortgage Loans during the Funding Period.  Unless the context of the information provided in this Form 8-K indicates otherwise, the characteristics of the Initial Mortgage Loans are as of the initial cut-off date and the characteristics of the Supplemental Mortgage Loans are as of the related Supplemental Cut-off Date.  All percentages set forth below and all of the amounts and percentages set forth in the tables in Exhibit 99.1 have been calculated based on the Stated Principal Balance of the Mortgage Loans in the final mortgage pool as of the related cut-off date.  The sum of the columns in the tables in Exhibit 99.1 may not equal the respective totals due to rounding.

After the transfer of the Supplemental Mortgage Loans on April 18, 2007, approximately 11.48% and 71.28% of the Mortgage Loans by aggregate Stated Principal Balance as of the related cut-off date were originated by IndyMac Bank, FSB and by Countrywide Home Loans, Inc., respectively.  The remainder of the Mortgage Loans were originated by unrelated third parties.  Additionally, following the transfer of the Supplemental Mortgage Loans on April 18, 2007, approximately 11.48% and 71.28% of the Mortgage Loans by aggregate Stated Principal Balance as of the related cut-off date were directly serviced by IndyMac Bank, FSB and by Countrywide Home Loans Servicing LP, respectively.

____________________________
*           Capitalized terms used and not otherwise defined herein shall have the meanings assigned to them in the Prospectus Supplement dated March 29, 2007 and the Prospectus dated November 14, 2006 of CWALT, Inc., relating to its Mortgage Pass-Through Certificates, Series 2007-OA7.

Section 9.              Financial Statements and Exhibits.

Item 9.01.               Financial Statements and Exhibits.

(a)	Financial Statements of Businesses Acquired.

Not applicable.

(b)	Pro Forma Financial Information.

Not applicable.

(c)	Shell Company Transactions.

Not applicable.

(d)	Exhibits.

99.1                      Characteristics of the Mortgage Loans

Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934, the depositor has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CWALT, INC.

By:	/s/ Michael Schloessmann
Name: Michael Schloessmann
Title: Managing Director

Dated:  March 14, 2008

Exhibit Index

Exhibit No.	Description

99.1	Characteristics of the Mortgage Loans